UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013 (May 3, 2013)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 3, 2013, the shareholders of Alcoa Inc. (“Alcoa”) approved the 2013 Alcoa Stock Incentive Plan (the “2013 Plan”) at Alcoa’s 2013 annual meeting of shareholders. A summary of the 2013 Plan is set forth under the heading “Item 4 – Approval of 2013 Alcoa Stock Incentive Plan” in Alcoa’s definitive proxy statement for the 2013 annual meeting of shareholders filed with the Securities and Exchange Commission on March 14, 2013 (the “2013 Proxy Statement”) and is incorporated herein by reference. The summary of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, which is attached hereto as Exhibit 10(a) and is incorporated herein by reference.

The Terms and Conditions for Stock Option Awards under the 2013 Plan, the Terms and Conditions for Restricted Share Units under the 2013 Plan, and the Australian Addendum in respect of Australian awards under the 2013 Plan are attached hereto as Exhibit 10(b), Exhibit 10(c) and Exhibit 10(d), respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 3, 2013, the shareholders of Alcoa at the 2013 annual meeting of shareholders approved amendments to Alcoa’s Articles of Incorporation and By-Laws to permit special meetings of shareholders to be called by (1) the chairman of the Board of Directors; (2) the Board of Directors; (3) the Secretary of Alcoa upon the written request of interested shareholders (as such term is defined under the Pennsylvania Business Corporation Law (the “PBCL”)) for the purpose of approving certain business combinations described under the PBCL; and (4) the Secretary of Alcoa upon the written request of shareholders who have continuously held as shareholders of record for at least one year prior to the date of such request net long shares representing at least 25% of Alcoa’s outstanding shares of common stock.

The material terms of the amendments are summarized in the 2013 Proxy Statement under the heading “Item 5 – Approval of Amendments to the Articles of Incorporation and By-Laws to Permit the Calling of Special Meetings, Including by Shareholders of 25% of the Company’s Outstanding Common Stock,” which description is incorporated herein by reference. The amendments added a new Article THIRTEENTH to the Articles of Incorporation and a new Section 3 and other related changes to Article II of the By-Laws. The amendment to the Articles of Incorporation was filed with the Department of State of the Commonwealth of Pennsylvania and became effective on May 6, 2013. A copy of the Articles of Incorporation as amended is attached hereto as Exhibit 3(a) and is incorporated herein by reference. A copy of the By-Laws, effective May 6, 2013, is attached hereto as Exhibit 3(b) and is incorporated herein by reference. The summary of the amendments to Alcoa’s Articles of Incorporation and By-Laws is qualified in its entirety by reference to the full text of the amended Articles of Incorporation and By-Laws.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Alcoa’s 2013 annual meeting of shareholders was held on May 3, 2013.

(b) Set forth below are the voting results for each of the matters submitted to a vote of the shareholders. As of the February 4, 2013 record date for the annual meeting, there were 1,069,292,165 shares of common stock outstanding and entitled to vote. 793,223,972 shares of common stock were represented in person or by proxy at the annual meeting.

Item 1. The three nominees for election to the Board of Directors named in the 2013 Proxy Statement were elected, each for a three-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Arthur D. Collins, Jr.	508,220,208	24,468,001	5,843,007	254,692,756
Michael G. Morris	468,103,381	64,018,056	6,409,776	254,692,759
E. Stanley O’Neal	454,251,033	78,197,337	6,082,841	254,692,761

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Alcoa’s independent registered public accounting firm for 2013 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
771,682,780	16,534,443	5,006,749	0

Item 3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
486,206,527	42,222,320	10,099,944	254,695,181

Item 4. The proposal to approve the 2013 Alcoa Stock Incentive Plan was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
486,735,181	46,770,073	5,023,544	254,695,174

Item 5. The proposal to approve amendments to Alcoa’s Articles of Incorporation and By-Laws to permit the calling of special meetings, including by shareholders of 25% of Alcoa’s outstanding common stock, was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
515,792,486	17,440,014	5,296,869	254,694,603

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

3(a)	Articles of Incorporation of Alcoa Inc., as amended effective May 6, 2013.

3(b)	By-Laws of Alcoa Inc., as amended effective May 6, 2013.

10(a)	2013 Alcoa Stock Incentive Plan, effective May 3, 2013.

10(b)	Terms and Conditions for Stock Option Awards, effective May 3, 2013.

10(c)	Terms and Conditions for Restricted Share Units, effective May 3, 2013.

10(d)	Australian Addendum in respect of Australian Awards under the 2013 Alcoa Stock Incentive Plan, effective May 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ AUDREY STRAUSS
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary

Date: May 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

3(a)	Articles of Incorporation of Alcoa Inc., as amended effective May 6, 2013.

3(b)	By-Laws of Alcoa Inc., as amended effective May 6, 2013.

10(a)	2013 Alcoa Stock Incentive Plan, effective May 3, 2013.

10(b)	Terms and Conditions for Stock Option Awards, effective May 3, 2013.

10(c)	Terms and Conditions for Restricted Share Units, effective May 3, 2013.

10(d)	Australian Addendum in respect of Australian Awards under the 2013 Alcoa Stock Incentive Plan, effective May 3, 2013.